EXHIBIT 32


                                  CERTIFICATION


           The undersigned certify pursuant to 18 U.S.C.ss.1350, that:


(1) The accompanying Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: October 14, 2003



                          /s/ Frederick M. Green, Chief Executive Officer
                          ----------------------
                          Frederick M. Green


                          /s/ Donald L. Henry,    Chief Financial Officer
                          ----------------------
                          Donald L.  Henry


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